REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------

                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose,Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                COMMERCIAL AUTOMOBILE LIABILITY
----                 EXCESS OF LOSS REINSURANCE AGREEMENT

PERIOD:              Continuous from January 1, 1997, Eastern Standard Time,
------               subject to cancellation at any January 1 anniversary
                     thereafter by either party giving ninety (90) days' prior written notice. Agreement originally effective November 1, 1990.

                     In the event of cancellation the Company shall have the option to cancel on a cut-off basis or on a run-off basis.

                     If run-off is chosen, the Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior cancellation of said policies at expiring terms, not to exceed twelve (12) months after the effective date of cancellation. The additional premium to reinsurers for run-off shall be the expired rate applied to the unearned premium in force at the time of cancellation.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrence whether any such individual losses take place before or after such termination.

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

                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35


CLASS:               All in-force, new and renewal business classified by the
-----                Company as Commercial Automobile Liability, including
                     No-Fault, Uninsured and Underinsured Motorists and Medical
                     Payments plus Garagekeepers Legal Liability and Garage
                     Liability except Black Car and Silver Car business.

EXCLUSIONS:          This Agreement shall not apply to:
----------

                     1. Assumed reinsurance other than business assumed via intra-company reinsurance, United Pacific Insurance Company and Reliance Insurance Company, and facultative commercial automobile liability reinsurance in connection with business originally produced by the Company and specifically reported to working layer Reinsurers;

                     2. Loss or liability excluded by the provisions of the "Nuclear Incident Exclusion Clauses - Liability - Reinsurance - USA and Canada";
                     3.   Financial Guarantee and Insolvency;
                     4.   Insolvency Funds;
                     5. War Risks, as described in the North American War Risk Exclusion Clause;
                     6. All business derived directly or indirectly from any Pool, Association or Syndicate, except that individual losses from Assigned Risk Plans or similar plans are not excluded.

TERRITORIAL
SCOPE:               As per the Company's original policies.
-----

LIMIT AND
RETENTION:           See attached Exhibits A, B and C.
---------

RATE:                See attached Exhibits A, B and C. Rate applies to the
----                 Company's Gross Net Earned Premium Income estimated to be
                     $50,358,250 for 1997.

REPORTS AND
ACCOUNTS:            Accounts and premium are due and payable quarterly thirty
--------             (30) days after the close of each calendar quarter.

CEDING
COMMISSION:          32.5% of ceded earned premium.
----------

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                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35

PROFIT
COMMISSION:          See attached Exhibits B and C. This provision is not
----------           applicable to Exhibit A.

GENERAL
CONDITIONS:          The Company shall have permission to purchase facultative
----------           excess of loss reinsurance, as well as public
                     transportation personal injury protection excess of loss reinsurance, recoveries under which shall inure to the benefit of this Agreement.

CLAUSES:             Parties to the Agreement.
-------              Net Retained Lines.
                     Ultimate Net Loss - Loss Adjustment Expenses pro rata in
                       addition to the limits of the Agreement.
                     Extra Contractual Obligations on a 90%/10% basis within the limit of the Agreement.
                     Loss in Excess of Policy Limits on a 90%/10% basis within
                       the limit of the Agreement.
                     Subrogation.
                     Salvage and Recoveries.
                     Definition of Loss Occurrence.
                     Loss Notice and Settlements.
                     Funding of Reserves.
                     Currency.
                     Taxes.
                     Access to Records.
                     Errors and Omissions not to override Loss Notice and
                       Settlements, and not to apply to Exclusions.
                     Original Conditions.
                     Insolvency.
                     Arbitration.
                     Federal Excise Tax.
                     Service of Suit - NMA 1998- Mendes & Mount (where
                       applicable).
                     Offset.
                     Severability.
                     Minet Re North America, Inc. Intermediary.

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

                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35

WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY



___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.


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
                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35

                                    EXHIBIT A


                     SECOND COMMERCIAL AUTOMOBILE LIABILITY
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970018)


LIMIT AND
RETENTION:           100% of $400,000 each and every loss occurrence in excess
---------            of $100,000 each and every loss occurrence.

GROSS
RATE:                4.4% Minimum; 22.2% Provisional; 29.6% Maximum.
----

NET
RATE:                3.0% Minimum; 15.0% Provisional; 20.0% Maximum.
----

RATE
ADJUSTMENT:          Losses loaded at 3.0%; adjusted annually at each December
----------           31 until all losses are settled.

REINSURERS:
----------


                     NAIC
   FEIN No.          No.        Through Minet Re North America                    Share
   --------          ----       ------------------------------                    -----

   23-0580680        24457      Reliance Insurance Company
                                  through Reliance Reinsurance Corp.               25%
                                  Philadelphia, Pennsylvania
   16-0366830        22314      Underwriters Reinsurance Company                   25%
                                  Concord, New Hampshire                           --

                                    TOTAL PLACEMENT:                               50%
                                                                                   ===


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

                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35


                                    EXHIBIT B


                      THIRD COMMERCIAL AUTOMOBILE LIABILITY
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970019)


LIMIT AND
RETENTION:           100% of $1,000,000 each and every loss occurrence in excess
---------            of $500,000 each and every loss occurrence.

GROSS RATE:           9.6%.
----------

NET RATE:             6.5%.
--------

CONTINGENT
COMMISSION:           Three-Year Block:  January 1, 1997 - December 31, 1999
----------            ------------------------------------------------------

                     Cumulative Net Earned Reinsurance Premium less Cumulative Incurred Losses plus Pro Rata Loss Adjustment Expenses occurring on and after January 1, 1997 to the termination of the Agreement, plus deficit, if any, from the preceding period, and less Reinsurers' Margin shall equal the Cumulative Net Balance. Balance times 100% equals Contingent Commission.

                     Incurred Losses in this calculation to include IBNR factors of 50% of net earned reinsurance premium at the first calculation at 12/31/97; 30% of net earned reinsurance premium at the second calculation at 12/31/98; 10% of net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations. Reinsurers' Margin shall be 17.5% of the Net Earned Reinsurance Premium.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations until all losses are settled. Annual calculations at each December 31 thereafter until all losses are settled.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

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

                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35

REINSURERS:
----------


                    NAIC
  FEIN No.          No.        Through Minet Re North America                 Share
  --------          ----       ------------------------------                 -----

  23-0580680        24457      Reliance Insurance Company
                                 through Reliance Reinsurance Corp.             25%
                                 Philadelphia, Pennsylvania
  16-0366830        22314      Underwriters Reinsurance Company                 25%
                                 Concord, New Hampshire                         --

                                   TOTAL PLACEMENT:                             50%
                                                                                ===

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
                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35



                                    EXHIBIT C
                                    ---------


                     FOURTH COMMERCIAL AUTOMOBILE LIABILITY
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970035)


LIMIT AND
RETENTION:           100% of $3,500,000 each and every loss occurrence in excess
---------            of $1,500,000 each and every loss occurrence.

GROSS RATE:          5.9%.
----------

NET RATE:            4.0%
--------

CONTINGENT
COMMISSION:          Three-Year Block:  January 1, 1997 - December 31, 1999
----------           ------------------------------------------------------

                     Cumulative Net Earned Reinsurance Premium less Cumulative Incurred Losses plus Pro Rata Loss Adjustment Expenses occurring on and after January 1, 1997 to the termination of the Agreement, plus deficit, if any, from the preceding period, and less Reinsurers' Margin shall equal the Cumulative Net Balance. Balance times 100% equals Contingent Commission.

                     Incurred Losses in this calculation to include IBNR factors of 50% of net earned reinsurance premium at the first calculation at 12/31/97; 30% of net earned reinsurance premium at the second calculation at 12/31/98; 10% of net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations. Reinsurers' Margin shall be 17.5% of the Net Earned Reinsurance Premium.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations until all losses are settled. Annual calculations at each December 31 thereafter until all losses are settled.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

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

                                                          REINSURANCE COVER NOTE

                                                      Agreement No: 970018/19/35

REINSURERS:
----------


                     NAIC
   FEIN No.          No.        Through Minet Re North America                      Share
   --------          ----       ------------------------------                      -----

   23-0580680        24457      Reliance Insurance Company
                                  through Reliance Reinsurance Corp.                 25%
                                  Philadelphia, Pennsylvania
   16-0366830        22314      Underwriters Reinsurance Company                     25%
                                  Concord, New Hampshire                             --

                                            TOTAL PLACEMENT:                         50%
                                                                                     ===


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